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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 2)
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 14, 2005

                                FIBERSTARS, INC.
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             (Exact name of registrant as specified in its charter)

             California                  0-24230             94-3021850
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   (State or Other Jurisdiction of     (Commission        (I.R.S. Employer
          Incorporation)               File Number)    Identification Number)

                   44259 Nobel Drive
                   Fremont, California                         94538
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         (Address of principal executive offices)            (Zip Code)

                                 (510) 490-0719
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              (Registrant's telephone number, including area code)

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Explanatory Note

        We are filing this Amendment No. 2 to Current Report on Form 8-K to amend the Form 8-K filed on March 16, 2005 and Form 8-K/A filed on May 13, 2005 to expand the disclosure in Item 3.02.

Item 1.01.  Entry into a Material Definitive Agreement

        Fiberstars, Inc. has entered into a three year consulting agreement with Gensler Architecture, Design & Planning, P.C., a New York Professional Corporation ("Gensler"). The consulting agreement, which reflects an effective date of December 15, 2004, was delivered to Fiberstars on March 15, 2005 as executed by Gensler. Gensler has agreed to assist Fiberstars' marketing group with matters of structure, procedure and practices as they relate to the design, real estate and procurement communities, and to advise Fiberstars on strategies to enhance its visibility and image within the design and construction community as a manufacturer of preferred technology. In return, Fiberstars has agreed to compensate Gensler with a one-time cash payment of $60,750 for services delivered in advance of the completion of the negotiation of the Consulting Agreement, $50,000 annual cash payments to be paid in quarterly installments of $12,500 in arrears for each of the calendar years 2005, 2006 and 2007, and a one-time option award to acquire up to 75,000 shares of Fiberstars' common stock at a per share exercise price of $6.57. The option award vests in annual cliffs at the rate of 25,000 shares on each of December 15, 2005, 2006 and 2007, respectively.

Item 3.02   Unregistered Sales of Equity Securities

        The information required to be disclosed under the Item 3.02 is disclosed in Item 1.01 above and incorporated by reference herein. The option grant to Gensler was, and the issuance of the shares upon exercise of this option will be, in reliance upon the exemption from registration provided by
Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: May 24, 2005

                                            FIBERSTARS, INC.

                                            By     /s/ Robert A. Connors
                                                   -----------------------------
                                            Name:  Robert A. Connors
                                            Title: Chief Financial Officer